SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2004

INTEGRA BANK CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	0-13585	35-1632155

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 S. E. Third Street
P. O. Box 868
Evansville, Indiana 47705-0868

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (812) 464-9677

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION
SIGNATURE
INDEX TO EXHIBITS
Participant Slides for Investor Presentation
Press Release dated April 6, 2004

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C)	Exhibits

99.1	Participant slides for investor presentation on financial restructuring.

99.2	Press release dated April 6, 2004.

     On April 6, 2004, Integra Bank Corporation (the “Registrant”) made available certain slides containing information regarding the restructuring of the Registrant’s balance sheet that will be discussed in the conference call set for Tuesday, April 6, 2004 at 10:00 a.m. (CDT). Further information regarding the call is included in the press release discussed in Item 12 of this report. The slides are attached as Exhibit 99.1 and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION

     On April 6, 2004, the Registrant issued a press release announcing that it had completed a restructuring of its balance sheet which will affect the Registrant’s results of operations and financial condition for the quarter ended March 31, 2004. The Registrant’s press release is attached as Exhibit 99.2 and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

     The press release furnished herewith uses the non-GAAP financial measure of operating net income which represents net income, excluding the impact of debt extinguishment expense, securities gains and other significant non-recurring charges or credits. The specific items that are excluded from, and result in, this non-GAAP financial measure are identified as such in the press release. The Registrant believes that this non-GAAP financial measure presented with these adjustments best reflects the Registrant’s ongoing performance and business operations during the periods presented and is useful to investors for comparative purposes.

     The presentation of this non-GAAP financial measure is intended to supplement investors’ understanding of the Registrant’s operating performance. This non-GAAP financial measure is not comparable, nor it is intended to replace, net income calculated and presented in accordance with GAAP. This non-GAAP financial measure may not be comparable to similar measures used by other companies.

     The Registrant is furnishing the information contained in this report, including the Exhibits, pursuant to Item 12 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC. By filing this report on Form 8-K and furnishing this information, the Registrant makes no admission as to the materiality of any information in this report, including the Exhibit.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 6, 2004

INTEGRA BANK CORPORATION
By:	/s/ Charles A. Caswell
Charles A. Caswell
Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Powerpoint slides for investor presentation on financial restructuring.

99.2	Press Release – Dated April 6, 2004.

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